                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 24, 2003


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Utah                             1-6075                     13-2626465
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  (STATE OR OTHER                   (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION OF                   FILE NUMBER)             IDENTIFICATION NO.)
   INCORPORATION)


             1416 Dodge Street, Omaha, Nebraska                   68179
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations
and Financial Condition).


         The following Press Release, Attached as Exhibit 99, and the information set forth therein is furnished under Item 12, Disclosure of Results of Operations and Financial Condition, pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. The Press Release was issued by Union Pacific Corporation on July 24, 2003, announcing Union Pacific Corporation's financial results for the second quarter of 2003, which is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2003


                                              UNION PACIFIC CORPORATION


                                              By: /s/ James R. Young
                                                  ------------------------------
                                                  James R. Young
                                                  Executive Vice President -
                                                  Finance


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                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------
   99           Press Release dated July 24, 2003 announcing Union Pacific
                Corporation's financial results for the second quarter of 2003.